NSAR ITEM 77O

                             VK LIT Domestic Income
                               10f-3 Transactions

UNDERWRITING #        UNDERWRITING           PURCHASED FROM       AMOUNT OF SHARES    % OF UNDERWRITING      DATE OF PURCHASE
                                                                     PURCHASED
       1              Federal Mogul          Merrill Lynch            500,000                0.067%              01/14/99
       2                 Conoco                  Salmon               499,280                0.017%              04/13/99
       3            Delphi Automotive        Merrill Lynch            248,075                0.017%               4/27/99


                                  NSAR ITEM 77O

                                VK LIT ENTERPRISE
                               10f-3 Transactions

UNDERWRITING #           UNDERWRITING              PURCHASED FROM     AMOUNT OF SHARES      % OF UNDERWRITING      DATE OF PURCHASE
                                                                         PURCHASED
       1             Keebler Foods Company         Merrill Lynch           15,800                  0.098%               01/20/99
       2         Entercom Communications Corp.     Goldman Sachs            4,700                  0.034%               01/28/99
       3          Level 3 Communications Inc.       J.P. Morgan             2,500                  0.010%               03/03/99
       4               Republic Services         Deutsche Bank Sec.        28,600                  0.029%               04/29/99
       5           Goldman Sachs Group, Inc.       Goldman Sachs            4,500                  0.015%               05/03/99
       6              The Seagram Company          Merrill Lynch           13,700                  0.037%               06/15/99
       7              Devon Energy Corp.           Dain Rauscher            2,700                  0.027%               09/21/99
       8         Charter Communications, Inc.      Goldman Sachs           12,300                  0.007%               11/08/99
       9          United Parcel Service, Inc.      Merrill Lynch            3,500                  0.003%               11/09/99


Other Principal Underwriters for #1
-----------------------------------
Credit Suisse First Boston
Merrill Lynch & Co.
Donaldson, Lufkin & Jenrette
Warburg Dillon Read LLC
Lehman Brothers

Other Principal Underwriters for #2
-----------------------------------
Salomon Smith Barney Inc.
Goldman, Sachs & Co.
Credit Suisse First Boston Corporation
Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
BancBoston Robertson Stephens Inc.
Bear, Stearns & Co. Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Hambrecht & Quist LLC
Lazard Freres & Co. LLC
NationsBanc Montgomery  Securities LLC.
Warburg Dillon Read LLC
Dain Rauscher Wessels,
Kirkpatrick Pettis, Smith, Polian Inc.
The Robinson-Humphrey Company

Other Principal Underwriters for #4
-----------------------------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Donaldson, Lufkin & Jenrette Securities Corporation
Deutsche Bank Securities Inc.
Bear, Stearns & Co. Inc.
CIBC Oppenheimer Corp
Credit Suisse First Boston Corporation
Morgan Stanley & Co. Incorporated
Salomon Smith Barney Inc.

Other Principal Underwriters for #5
-----------------------------------
Goldman, Sachs & Co.
Bear,Stearns & Co. Inc.
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
PaineWebber Incorporated
Prudential Securities Incorporated
Salomon Smith Barney Inc.
Sansford C. Bernstein & Co., Inc.
Schroder & Co. Inc.

Other Principal Underwriters for #9
-----------------------------------
Morgan Stanley & Co. Incorporated
Goldman Sachs & Co.
Merrill Lynch Pierce Fenner & Smith Incorporated
Credit Suisse First Boston Corporation
Salomon Smith Barney Inc.
Warburg Dillon Read LLC

                                  NSAR ITEM 77O

                             VK LIT Growth & Income
                               10f-3 Transactions

UNDERWRITING #            UNDERWRITING               PURCHASED FROM    AMOUNT OF SHARES     % OF UNDERWRITING      DATE OF PURCHASE
                                                                          PURCHASED
       1            Goldman Sachs Group, Inc.        Goldman Sachs          1,400                  0.002%              05/03/99
       2       Nippon Telegraph and Telephone Corp     Schroeders           1,200                  0.001%              11/08/99




Other Principal Underwriters for #1
-----------------------------------
Goldman, Sachs & Co.
Bear,Stearns & Co. Inc.
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
PaineWebber Incorporated
Prudential Securities Incorporated
Salomon Smith Barney Inc.
Sansford C. Bernstein & Co., Inc.
Schroder & Co. Inc.


Other Principal Underwriters for #2
-----------------------------------
Goldman Sachs & Co.
Salomon Smith Barney
Warburg Dillon Read LLC
Daiwa Securities America Inc.
J.P. Morgan & Co.
Merrill Lynch & Co.
Morgan Stanley Dean Witter
Nomura Securities International, Inc.

                                  NSAR ITEM 77O

                             VK LIT Emerging Growth
                               10f-3 Transactions

UNDERWRITING #          UNDERWRITING              PURCHASED FROM     AMOUNT OF SHARES    % OF UNDERWRITING      DATE OF PURCHASE
                                                                        PURCHASED
       1           Insight Communications         DB Alex Brown           2,600                 0.011%               07/21/99
       2             Devon Energy Corp.          CS First Boston          2,000                 0.020%               09/21/99
       3       Flextronics International Ltd.      Lehman Bros.           2,800                 0.047%               10/25/99
       4      Spanish Broadcasting System, Inc.   Merrill Lynch           2,400                 0.011%               10/28/99
       5        Charter Communications, Inc.       Robert Baird          11,500                 0.007%               11/08/99
       6                Sapient Corp.                First Union          1,500                 0.043%               11/15/99
       7            UnitedGlobalCom, Inc.         Merrill Lynch           1,700                 0.017%               12/02/99
       8           Infonet Services Corp.         Crowell Weeden          2,700                 0.005%               12/15/99


Other Principal Underwriters for #1
-----------------------------------
Donald, Lufkin & Jenrette
Morgan Stanley Dean Witter
CIBC World Markets
Deutsche Banc Alex Brown
DLJ direct Inc.

Other Prinicipal Underwriters for #2
-----------------------------------
Morgan Stanley Dean Witter
Painewebber Incorporated
Bear, Stearns & Co. Inc.
Schroder & Co. Inc.
J. P.  Morgan & Co.

Other Principal Underwriters for #3
-----------------------------------
Banc of America Securities LLC
Morgan Stanley Dean Witter
Donaldson, Lufkin & Jenrette
Lehman Brothers
SG Cowen
Thomas Weisel Partners LLC

Other Principal Underwriters for #4
-----------------------------------
Lehman Brothers
Merrill Lynch & Co.

Other Principal Underwriters for #5
-----------------------------------
Goldman, Sachs & Co
Bear Stearns & Co. Inc.
Morgan Stanley Dean Witter
Donaldson, Lufkin & Jenrette
Merrill Lynch & Co.
Salomon Smith Barney
A.G. Edwards & Sons, Inc.
M.R. Beal & Company

Other Principal Underwriters for #6
-----------------------------------
Credit Suisse First Boston
Morgan Stanley Dean Witter
First Union Securities, Inc.
Friedman Billings Ramsey

                                  NSAR ITEM 77O

                             VK LIT Asset Allocation
                               10f-3 Transactions

UNDERWRITING #           UNDERWRITING           PURCHASED FROM    AMOUNT OF SHARES      % OF UNDERWRITING      DATE OF PURCHASE
                                                                     PURCHASED
       1          United Parcel Service, Inc.    SBC Warburg            600                   0.001%               11/09/99



Other Principal Underwriters for #1
-----------------------------------
Morgan Stanley Dean Witter
Goldman Sachs & Co.
Merrill Lynch & Co.
Credit Suisse First Boston
Salomon Smith Barney
Warburg Dillon Read